UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Certificate of Incorporation)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING
OF STOCKHOLDERS OF CARDIO DIAGNOSTICS HOLDINGS, INC.

ANNUAL MEETING POSTPONED TO MONDAY, DECEMBER 18, 2023
AT 1:00 P.M. CENTRAL STANDARD TIME

The following information supplements and amends the proxy statement (“Proxy Statement”) and Notice of Annual Meeting of Stockholders (“Notice”) of Cardio Diagnostics Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on October 27, 2023 and furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). Capitalized terms used in this supplement, dated November 22, 2023, to the Proxy Statement (this “Supplement”) and not otherwise defined herein have the meaning given to them in the Proxy Statement.

The Board resolved to postpone the Annual Meeting previously scheduled to be held on December 4, 2023 including for the purposes of mailing an accompanying Annual Report on Form 10-K, which the Company filed on March 31, 2023, to the stockholders of the Company as of the record date of October 26, 2023. The postponed Annual Meeting will be held at 1:00 p.m. Central Standard Time on Monday, December 18, 2023. The annual meeting will be a completely “virtual” meeting. For information on how to attend the postponed Annual Meeting, please see the information in the Proxy Statement.

The Record Date for determining stockholders eligible to vote at the Annual Meeting remains October 26, 2023. During the period of postponement, the Company will continue to accept stockholder votes and any stockholders who have not yet voted are encouraged to do so. The Company encourages any eligible stockholder that has not yet voted their shares or provided voting instructions to their broker or other record holders to do so promptly. Any stockholders who have already voted or submitted a proxy do not need to take any further action unless they wish to change their vote.

The Proxy Statement is hereby supplemented and amended as follows:

The following text replaces, in its entirety, the text on page 5 of the Proxy Statement for the below captioned question and answer:

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.” The proposal to ratify the appointment of our independent registered public accounting firm and the reverse stock split proposal are considered “routine” matters for this purpose and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposal. Brokers, banks, and other nominees do not have authority to vote on the election of directors or the issuance proposal without voting instruction from the beneficial owner. Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

The following text replaces, in its entirety, the text on page 7 of the Proxy Statement for the below captioned question and answer:

When are other proposals and stockholder nominations for the 2024 Annual Meeting due?

With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our Bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

Stockholders wishing to present nominations for director or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than August 20, 2024 and not later than September 19, 2024 to be considered. In the event that the 2024 Annual Meeting is to be held on a date that is not within 30 days before or 60 days after the one-year anniversary of this Annual Meeting, then a stockholder’s notice must be received by the Secretary no later than 90 days prior to such annual meeting, or if later, the tenth day following the day on which we make a public announcement of the date of the 2024 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 19, 2024.

Nominations or proposals should be sent in writing to our Corporate Secretary at 311 West Superior Street, Suite 444, Chicago, IL 60654. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2024 Annual Meeting must set forth certain information, which is specified in our Bylaws.

The following text replaces, in its entirety, the second paragraph under the caption “Stockholder Proposals and Nominations to be Presented at the Next Annual Meeting” on page 46 of the Proxy Statement:

Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director. To be considered timely, the stockholder’s notice must be delivered to our secretary at our principal executive offices at the address set forth above (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us; and (ii) in the case of an annual meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The stockholder’s notice must contain the information specified in Section 3.2(d) of our bylaws, which specifies the information required to be included in the notice in order to properly propose a person to be nominated to serve as a director.

The enclosed proxy card replaces, in its entirety, the proxy card in the Proxy Statement.

Except as set forth herein, no additional changes have been made to the Proxy Statement or Notice or the proposals to be brought before the 2023 Annual Meeting, which are presented in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement and Notice.

23171 Cardio Diagnostics Proxy Card_REV6 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CARDIO DIAGNOSTICS HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 17, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://cstproxy.com/cardiodiagnosticsinc/am2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

Please mark your votes like this **X**

1. Election of seven directors to serve until the 2024 annual meeting of stockholders

Nominees:
(1) Meeshanthini Dogan, Ph.D.
(2) Warren Hosseinion, M.D.
(3) James Intrater
(4) Stanley Lau, M.D.
(5) Oded Levy
(6) Robert Philibert, M.D., Ph.D.
(7) Paul F. Burton, J.D., MBA

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation to effect a reverse stock split between 1-for-5 and 1-for-40, at the discretion of the Board of Directors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Approval of the future issuance of shares of Common Stock and/or securities convertible into or exercisable for Common Stock equal to 20% or more of the Common Stock outstanding in one or more non-public transactions as required by, and in accordance with, Nasdaq Marketplace Listing Rule 5635(d).

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. Ratification of the appointment of Prager Metis CPA's LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature______________________________**Signature, if held jointly**______________________________**Date**__________**, 2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

23171 Cardio Diagnostics Proxy Card_REV6 - Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Monday, December 18, 2023 at 1:00 p.m. Central Standard Time

To view the 2023 Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/cardiodiagnosticsinc/am2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

CARDIO DIAGNOSTICS HOLDINGS, INC.

The undersigned appoints Meeshanthini V. Dogan and Elisa Luqman, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cardio Diagnostics Holdings, Inc. held of record by the undersigned at the close of business on October 26, 2023 at the Annual Meeting of Stockholders of Cardio Diagnostics Holdings, Inc. to be held virtually at **https://cstproxy.com/cardiodiagnosticsinc/am2023** on Monday, December 18, 2023 at 1:00 p.m. Central Standard Time, or at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

(Continued and to be marked, dated and signed, on the other side)